THIRD AMENDMENT TO CREDIT AGREEMENT

This THIRD AMENDMENT TO CREDIT AGREEMENT, dated as of January 30, 2024 (this “Third Amendment”), is entered into among EVERGREEN ACQCO 1 LP, a Delaware limited partnership (the “US Borrower”), VALUE VILLAGE CANADA INC., a British Columbia corporation (the “Canadian Borrower” and, together with the US Borrower, the “Borrowers”), S-EVERGREEN HOLDING CORP., a Delaware corporation (“Holdings”), EVERGREEN ACQCO GP LLC, a Delaware limited liability company (“Holdings GP”), the other Guarantors party hereto, KKR LOAN ADMINISTRATION SERVICES LLC, as Administrative Agent and Collateral Agent, the Consenting Lenders (as defined below) party hereto and the Purchasing Term Lender (as defined below). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement (as defined below).

PRELIMINARY STATEMENTS

WHEREAS, the Borrowers, Holdings, Holdings GP, the Administrative Agent, the Collateral Agent, the Lenders from time to time party thereto and the other parties party thereto have entered into that certain Credit Agreement, dated as of April 26, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, including by that certain First Amendment, dated as of November 8, 2021 and that certain Second Amendment, dated as of November 23, 2022, the “Existing Credit Agreement”; the Existing Credit Agreement as amended by the Third Amendment, the “Credit Agreement”).

WHEREAS, the Borrowers and the Consenting Lenders desire to amend the Existing Credit Agreement on the terms set forth in Section 2 hereof and the Purchasing Term Lender consents to such amendments and desires to assume the rights and obligations of the Third Amendment Non-Consenting Lenders (as defined below) under the Credit Agreement, subject to the satisfaction of the conditions precedent to effectiveness set forth in Section 6 hereof.
WHEREAS, each Lender holding Term Loans (collectively, the “Existing Term Lenders”) that executes and delivers a consent in substantially the form attached hereto as Exhibit A (a “Consent”) will be deemed to have entered into this Third Amendment and agreed to the amendments to the Existing Credit Agreement provided for herein on the terms set forth herein and subject to the conditions set forth herein (the “Consenting Lenders”);
WHEREAS, each Existing Term Lender that does not execute a Consent will be deemed not to have agreed to the amendments to the Existing Credit Agreement provided for herein and, so long as the Consenting Lenders constitute the Required Lenders and the Required Facility Lenders with respect to the Term Loans under the Existing Credit Agreement, shall constitute a “Non-Consenting Lender” under the Existing Credit Agreement (each such Lender, a “Third Amendment Non-Consenting Lender”), and the Term Loans of each Third Amendment Non-Consenting Lender shall be subject to the mandatory assignment provisions of Section 3.07 of the Existing Credit Agreement and the assignments thereof effected pursuant to Section 11.07 of the Existing Credit Agreement (including Section 11.07(b)(iii) thereof);
WHEREAS, KKR Corporate Lending LLC (the “Purchasing Term Lender”), or its designee, has agreed to purchase at par on the Third Amendment Effective Date (as defined below) all Term Loans held by Third Amendment Non-Consenting Lenders and all Term Loans held by each Consenting Lender that elects “Consent and Post-Close Settle” in its Consent (each, a “Post-Close Settlement Consenting Lender”).
WHEREAS, KKR Capital Markets LLC, Jefferies Finance LLC and UBS Securities LLC are the joint lead arrangers for this Third Amendment (in such capacity, each a “Lead Arranger” and collectively, the “Lead Arrangers”).
NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is acknowledged by each party hereto, it is agreed that:

SECTION 1.RULES OF CONSTRUCTION. The rules of construction specified in Sections 1.02 through 1.09 of the Credit Agreement shall apply to this Third Amendment, including the terms defined in the preamble and recitals hereto.
SECTION 2.AMENDMENTS TO CREDIT AGREEMENT. Subject to the satisfaction of the conditions set forth in Section 6 hereof, the Existing Credit Agreement is hereby amended on the Third Amendment Effective Date as follows:
(a)The definition of “Adjusted Term SOFR” is hereby amended and restated in its entirety as follows:
“Adjusted Term SOFR” means, for purposes of any calculation, the rate per annum equal to Term SOFR for such calculation plus, with respect to Revolving Loans only, the Term SOFR Adjustment; provided that if Adjusted Term SOFR as so determined shall ever be less than the Floor, then Adjusted Term SOFR shall be deemed to be the Floor.
(b)Paragraph (c) of the definition of “Applicable Rate” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as the follows:
“with respect to the Initial Term Loans, a percentage per annum equal to (i) for Term SOFR Loans, 4.00% and (ii) for Base Rate Loans, 3.00%; provided that from and after the third Business Day after the date on which the Administrative Agent shall have received the applicable financial statements and a Compliance Certificate pursuant to Section 6.02(a) calculating the First Lien Net Leverage Ratio in respect of the first full fiscal quarter ending after the Closing Date, the “Applicable Rate” for Initial Term Loans shall be the applicable rate per annum set forth below under the caption “Alternate Base Rate Spread” or “Term SOFR Spread,” respectively, based upon the First Lien Net Leverage Ratio as of the last day of the most recent Test Period as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a):

First Lien Net Leverage Ratio	Alternate Base Rate Spread	Term SOFR Spread
Above 1.50 to 1.00	3.00%	4.00%
Equal to or below 1.50 to 1.00	2.75%	3.75%

provided, further, that from and after the third Business Day after the date on which Administrative Agent shall have received written notice of a Qualifying Ratings Change, the “Applicable Rate” for Initial Term Loans shall be reduced by an additional 0.25% per annum;
(c)Paragraph (e) of the definition of “Applicable Rate” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as the follows:
“(e)     No change in the Applicable Rate for Initial Term Loans based on a change in First Lien Net Leverage Ratio shall be effective until three Business Days after the date on which the Administrative Agent shall have received the applicable financial statements and a Compliance Certificate pursuant to Section 6.02(a) calculating the First Lien Net Leverage Ratio. At any time the Borrowers have not submitted to the Administrative Agent the applicable information as and when required under Section 6.02(a), the Applicable Rate for Initial Term Loans shall be determined as if the First Lien Net Leverage Ratio were in excess of 3.75 to 1.00.

Within one Business Day of receipt of the applicable information under Section 6.02(a), the Administrative Agent shall give each Lender electronic (including e-mail and Internet or intranet websites, including the Platform) notice of the Applicable Rate in effect from such date. In the event that any financial statement or certificate delivered pursuant to Section 6.02 is determined to be inaccurate (at a time prior to the satisfaction of the Termination Conditions), and such inaccuracy, if corrected, would have led to the application of a higher Applicable Rate for any period (an “Applicable Rate Period”) than the Applicable Rate applied for such Applicable Rate Period, then (a) the Borrowers shall promptly (and in any event within five Business Days) following such determination deliver to the Administrative Agent correct financial statements and certificates required by Section 6.02 for such Applicable Rate Period, (b) the Applicable Rate for such Applicable Rate Period shall be determined as if the First Lien Net Leverage Ratio were determined based on the amounts set forth in such correct financial statements and certificates and (c) the Borrowers shall promptly (and in any event within ten Business Days) following delivery of such corrected financial statements and certificates pay to the Administrative Agent the accrued additional interest owing as a result of such increased Applicable Rate for such Applicable Rate Period. Notwithstanding anything to the contrary set forth herein, the provisions of this paragraph (but not any of the other provisions of this definition preceding this paragraph) may be amended or waived with respect to any Class with the consent of only the Borrowers and the Required Lenders of such Class.
No change in the Applicable Rate for the Initial Term Loans based on a Qualified Ratings Change shall be effective until three Business Days after the date on which the Administrative Agent shall have received written notice that both S&P and Moody’s have announced the requisite ratings change. Within one Business Day of receipt of such written notice, the Administrative Agent shall give each Lender electronic (including email and Internet or intranet websites, including the Platform) notice of the Applicable Rate in effect from such date. If the rating system of S&P or Moody’s shall change, or if either such rating agency shall cease to be in the business of rating corporate debt obligations, the Borrower and the Administrative Agent shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such rating agency and, pending the effectiveness of any such amendment, the Applicable Rate shall be determined by reference to the rating most recently in effect prior to such change or cessation.”
(d)Paragraph (f) of the definition of “Applicable Rate” in Section 1.01 of the Existing Credit Agreement is hereby deleted in its entirety.
(e)The definition of “Interest Payment Date” in Section 1.01 of the Existing Credit Agreement is amended by adding the following sentence at the end thereof:
“In addition, the Third Amendment Effective Date shall constitute an Interest Payment Date with respect to accrued and unpaid interest on all Term Loans (as such term would be defined prior to giving effect to the Third Amendment) up to but excluding the Third Amendment Effective Date (the “Third Amendment Accrued Interest”).”
(f)The definition of “Interest Period” in Section 1.01 of the Existing Credit Agreement is amended by changing the text “(or such period of less than one month as may be consented to by each applicable Lender)” to “(or such period of more or less than one month as may be consented to by each applicable Lender)”.
(g)The definition of “Market Capitalization” is hereby amended and restated in its entirety with the following:
““Market Capitalization” means an amount equal to (i) the total number of issued and outstanding shares of common stock of the Borrower or any Parent Entity on the date of the declaration of a Restricted Payment permitted pursuant Section 7.06(j) multiplied by (ii) the arithmetic mean of the closing prices per share of such common stock on the principal securities exchange on which such common stock are traded for the 30 consecutive trading days immediately preceding the date of declaration of such Restricted Payment.”
(h)Section 1.01 of the Existing Credit Agreement is hereby amended by adding in the appropriate alphabetical order the following new definitions:
“Qualifying Ratings Change” shall mean the US Borrower has received a public corporate credit rating equal to B+ or better (with stable or better outlook) from S&P and a public corporate family rating equal to B1 or better (with stable or better outlook) by Moody’s.”
““Third Amendment” means that certain Third Amendment, dated as of January 30, 2024, by and among the Administrative Agent, the Borrowers, the other parties party thereto and the Purchasing Term Lender (as defined therein).”

    ““Third Amendment Accrued Interest” has the meaning assigned to such term in the definition of Interest Payment Date.”
““Third Amendment Effective Date” means January 30, 2024.”
(i)Section 2.11(e) of the Existing Credit Agreement is hereby amended by replacing the text “Closing Date” with the text “Third Amendment Effective Date” in each instance in which such text appears.
(j)The proviso in Section 2.16(c) is hereby amended and restated in its entirety with the following:
“provided that, without the consent of (x) the Required Revolving Lenders, the aggregate principal amount of all Incremental Revolving Facilities shall not exceed $15,000,000 and (y) the Required Lenders, the aggregate principal amount of all Incremental Revolving Facilities shall not exceed the greater of (i) $102,000,000 and (ii) 50% of TTM Consolidated Adjusted EBITDA as of the applicable date of determination”
SECTION 3.REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT. On and after the Third Amendment Effective Date, (i) each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or text of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Third Amendment and (ii) all references in the Credit Agreement and each of the other Loan Documents shall be deemed to be references to the Credit Agreement, as modified hereby. On and after the effectiveness of this Third Amendment, this Third Amendment shall for all purposes constitute a “Loan Document” under and as defined in the Credit Agreement and the other Loan Documents.

SECTION 4.REPRESENTATIONS & WARRANTIES. The Borrowers hereby represent and warrant to the Consenting Lenders, the Administrative Agent and the Purchasing Term Lender on and as of the Third Amendment Effective Date, that:
(a)No Default or Event of Default. No Default or Event of Default has occurred and is continuing on the Third Amendment Effective or would result after giving effect to the transactions contemplated to be made on the Third Amendment Effective Date pursuant to this Third Amendment.
(b)Credit Agreement and Loan Document Representations and Warranties. The representations and warranties in the Loan Documents are true and correct in all material respects on and as of the Third Amendment Effective Date (except for representations and warranties that are already qualified by materiality, which representations and warranties are true and correct in all respects), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date (except for representations and warranties that are already qualified by materiality, which representations and warranties are true and correct in all respects).
SECTION 5.ASSIGNMENTS; REALLOCATIONS OF LOANS AND COMMITMENTS.
(a)The Borrowers hereby elect, pursuant to Section 3.07 of the Existing Credit Agreement, to require each Third Amendment Non-Consenting Lender to assign all its respective interests, rights and obligations under the Existing Credit Agreement to the Purchasing Term Lender as of the Third Amendment Effective Date.
(b)Pursuant to Section 5(a) hereof and Sections 3.07 and 11.07 of the Existing Credit Agreement, on the Third Amendment Effective Date, each Third Amendment Non-Consenting Lender shall, upon notice from the Administrative Agent (on behalf of the Borrowers) to such Third Amendment Non-Consenting Lender, be deemed to have assigned and delegated its Term Loans to the Purchasing Term Lender, as assignee, at a purchase price equal to par (the “Purchase Price”). On and as of the Third Amendment Effective Date, immediately after giving effect to the provisions of Section 5(a) hereof, the Purchasing Term Lender shall pay to each Third Amendment Non-Consenting Lender an amount equal to its applicable outstanding Term Loans at the Purchase Price for such Term Loans. By receiving such Purchase Price for its Term Loans, any accrued and unpaid interest thereon and any applicable Other Amounts (as defined below), each Third Amendment Non-Consenting Lender shall automatically be deemed to have assigned its Term Loans pursuant to the terms of an Assignment and Assumption, and accordingly no other action by such Third Amendment Non-Consenting Lender shall be required in connection therewith. Upon payment to a Third Amendment Non-Consenting Lender of the Purchase Price for its Term Loans, any accrued and unpaid interest thereon and any applicable Other Amounts, such Third Amendment Non- Consenting Lender shall automatically cease to be a Lender under the Credit Agreement.

(c)Subject to the terms and conditions set forth herein, on the Third Amendment Effective Date, the Purchasing Term Lender, as assignee, agrees to acquire by assignment from the Third Amendment Non-Consenting Lenders, at the Purchase Price, Term Loans in an aggregate principal amount not to exceed the amount set forth on the Purchasing Term Lender’s signature page hereto
(d)The Purchasing Term Lender, by delivering its signature page to this Third Amendment and acquiring by assignment the Term Loans in accordance with this Section 5, shall be deemed to have acknowledged receipt of, and consented to and approved, this Third Amendment and each other Loan Document required to be approved by any Lender on the Third Amendment Effective Date.

(e)The Purchasing Term Lender hereby agrees to purchase, at par on the Third Amendment Effective Date, the Term Loans of the Post-Close Settlement Consenting Lenders.

(f)The transactions described in this Section 5 will be deemed to satisfy the requirements of Section 3.07 and Section 11.07 of the Existing Credit Agreement in respect of the assignment of the Term Loans, and this Third Amendment will be deemed to be an Assignment and Assumption with respect to such assignments. Without limiting the foregoing, the Borrowers and the Administrative Agent hereby each consent to the assignments of the Term Loans from the Third Amendment Non-Consenting Lenders and the Post-Close Settlement Consenting Lenders to the Purchasing Term Lender on the Third Amendment Effective Date and the assignment from the Purchasing Term Lender to the Post-Close Settlement Consenting Lenders on or following the Third Amendment Effective Date.

(g)Each of the parties hereto hereby agrees that the Purchasing Term Lender shall have all the rights and obligations of a Lender under the Credit Agreement.

SECTION 6.CONDITIONS PRECEDENT. This Third Amendment shall become effective as of the first date (the “Third Amendment Effective Date”) when the conditions set forth in this Section 6 shall have been satisfied:

(a)Amendment Documents. The Administrative Agent shall have received the following, in each case in form and substance reasonably satisfactory to the Administrative Agent:
(i)(ii) counterparts of this Third Amendment executed by the Borrowers, Holdings, Holdings GP, each other Loan Party, the Purchasing Term Lender, the Administrative Agent and the Consenting Lenders;
(ii)(A) certificates of good standing from the secretary of state or other applicable office of the state of organization or formation or provincial or territorial or Canadian federal corporate registry of the Borrowers and each other Loan Party (including Holdings and Holdings GP), (B) resolutions or other applicable action of each Loan Party, and (C) an incumbency certificate and/or other certificate of Responsible Officers of each Loan Party, in each case evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Third Amendment and the other Loan Documents to which it is a party or is to be a party on the Third Amendment Effective Date;
(iii)an opinion from the following special counsel to the Loan Parties (or certain of the Loan Parties): (A) Paul, Weiss, Rifkind, Wharton & Garrison LLP, with respect to matters of New York law and certain aspects of Delaware law; (B) Perkins Coie LLP, with respect to matters of Washington law and (C) Osler, Hoskin & Harcourt LLP, with respect to matters of Canadian law;
(iv)a certificate from the chief financial officer or other officer with equivalent duties of the US Borrower as to the Solvency (after giving effect to the Third Amendment on the Third Amendment Effective Date) of the Borrowers and their Subsidiaries (substantially in the form attached as Exhibit I to the Credit Agreement);
(v)a reaffirmation of the security interests granted pursuant to each Collateral Document by Evergreen AcqCo 2 Inc. and the Canadian Subsidiaries, signed by Evergreen AcqCo 2 Inc. and the Canadian Subsidiaries;
(b)Representations and Warranties. The representations and warranties in Section 4 hereof shall be true and correct as of the Third Amendment Effective Date; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date. The Administrative Agent shall have received a customary closing certificate, in form and substance reasonably satisfactory to the Administrative Agent, dated as of the Third Amendment Effective Date and signed by a Responsible Officer of the US Borrower, certifying the foregoing.
(c)Fees and Expenses. All fees and expenses required to be paid hereunder on the Third Amendment Effective Date and, with respect to expenses and legal fees, to the extent invoiced in reasonable detail at least two Business Days before the Third Amendment Effective Date (except as otherwise reasonably agreed to by the US Borrower) shall have been paid in full in cash.
(d)KYC. The Purchasing Term Lender shall have received at least three Business Days prior to the Third Amendment Effective Date (i) all documentation and other information about the Loan Parties required in order to comply with applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act and Canadian AML Legislation, and (ii) to the extent either Borrower qualifies as a “legal entity customer” a customary FinCEN beneficial ownership certificate, that in each case has been requested in writing at least five (5) Business Days prior to the Third Amendment Effective Date.
(e)Collateral and Guarantee Requirement. The Administrative Agent shall have received UCC, tax and judgment lien searches in respect of each Loan Party (it being understood that the searches received by the Administrative Agent in connection with the First Amendment shall satisfy this condition).

(f)Accrued Interest. The Third Amendment Accrued Interest (as defined in the Credit Agreement) shall have been paid.
(g)Additional Conditions. The Borrowers shall have paid any accrued fees and any other amounts (other than the Purchase Price and without duplication of the Third Amendment Accrued Interest paid pursuant to Section 6(f)) payable to the Third Amendment Non-Consenting Lenders under the Loan Documents as of the Third Amendment Effective Date (such amounts, the “Other Amounts”)
SECTION 7.    REAFFIRMATION.
By executing and delivering a copy hereof, (i) the Borrowers and each other Loan Party hereby (A) agrees that all Loans shall be guaranteed pursuant to the Guaranty in accordance with the terms and provisions thereof and shall be secured pursuant to the Collateral Documents in accordance with the terms and provisions thereof and (ii) the Borrowers and each other Loan Party hereby (A) reaffirms its prior grant and the validity of the Liens granted by it pursuant to the Collateral Documents, (B) agrees that, notwithstanding the effectiveness of this Third Amendment, after giving effect to this Third Amendment, the Guaranty and the Liens created pursuant to the Collateral Documents for the benefit of the Secured Parties continue to be in full force and effect and (C) affirms, acknowledges and confirms its guarantee of obligations and liabilities under the Credit Agreement and each other Loan Document to which it is a party and the pledge of and/or grant of security interest in its assets as Collateral to secure the Obligations under the Credit Agreement, in each case after giving effect to this Third Amendment, all as provided in such Loan Documents, and acknowledges and agrees that such guarantee, pledge and/or grant continue in full force and effect in respect of, and to secure, the Obligations under the Credit Agreement and the other Loan Documents, each as amended hereby, in each case after giving effect to this Third Amendment.
SECTION 8.    MISCELLANEOUS PROVISIONS.
(a)Amendments. No amendment or waiver of any provision of this Third Amendment shall be effective unless in writing signed by each party hereto and as otherwise required by Section 11.01 of the Credit Agreement.
(b)Ratification. This Third Amendment is limited to the matters specified herein and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement or any other Loan Document or instruments securing the same, which shall remain in full force and effect as modified hereby or by instruments executed concurrently herewith.
(c)No Novation; Effect of this Third Amendment. This Third Amendment does not extinguish the Obligations for the payment of money outstanding under the Credit Agreement or discharge or release the lien or priority of any Loan Document or any other security therefor or any guarantee thereof, and the liens and security interests existing immediately prior to the Third Amendment Effective Date in favor of the Collateral Agent for the benefit of the Secured Parties securing payment of the Obligations are in all respects continuing and in full force and effect with respect to all Obligations. Except as expressly provided herein, nothing herein contained shall be construed as a substitution or novation, or a payment and reborrowing, or a termination, of the Obligations outstanding under the Credit Agreement or instruments guaranteeing or securing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this Third Amendment or any other document contemplated hereby shall be construed as a release or other discharge of Holdings, Holdings GP or any Borrower under the Credit Agreement or any Borrower or any other Loan Party under any Loan Document from any of its obligations and liabilities thereunder, and except as expressly provided, such obligations are in all respects continuing with only the terms being modified as provided in this Third Amendment. The Credit Agreement and each of the other Loan Documents shall remain in full force and effect, until and except as modified. Except as expressly set forth herein, this Third Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Third Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. Each Guarantor further agrees that nothing in the Credit Agreement, this Third Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendment to the Credit Agreement. This Third Amendment constitutes a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
(d)GOVERNING LAW; SUBMISSION TO JURISDICTION, ETC.. SECTIONS 11.15 (GOVERNING LAW) AND 11.16 (WAIVER OF RIGHT TO TRIAL BY JURY) OF THE CREDIT AGREEMENT ARE INCORPORATED BY REFERENCE HEREIN AS IF SUCH SECTIONS APPEARED HEREIN, MUTATIS MUTANDIS.
(e)Severability. Section 11.14 (Severability) of the Credit Agreement is incorporated by reference herein as if such Section appeared herein, mutatis mutandis.
(f)Counterparts; Effectiveness. This Third Amendment may be executed in one or more counterparts (and by different parties hereto in different counterparts), each of which shall be deemed an original, but all of which together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Third Amendment by telecopy or other electronic imaging (including in pdf. or .tif format) means shall be effective as delivery of a manually executed counterpart of this Third Amendment. The Administrative Agent may also require that signatures delivered by telecopier, .pdf or other electronic imaging means be confirmed by a manually signed original thereof.
(g)Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect
(h)Electronic Execution. The words “execution,” “signed,” “signature,” and words of like import this Third Amendment or any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Third Amendment as of the date first above written.

S-EVERGREEN HOLDING CORP.,
as Holdings

By:     /s/ Jubran Tanious
Name: Jubran Tanious
Title: Chief Operating Officer and President

EVERGREEN ACQCO GP LLC,
as Holdings GP

By:    /s/ Mark Walsh
Name: Mark Walsh
Title: Chief Executive Officer

EVERGREEN ACQCO 1 LP,
as the US Borrower

By: Evergreen AcqCoGP LLC, its general partner

By:    /s/ Mark Walsh
Name: Mark Walsh
Title: Chief Executive Officer

VALUE VILLAGE CANADA INC.,
as the Canadian Borrower

By:    /s/ Mark Walsh
Name: Mark Walsh
Title: Chief Executive Officer

EVERGREEN ACQCO 2 INC.

By: /s/ Jubran Tanious
Name: Jubran Tanious
Title: Chief Operating Officer and President

SAVERS RECYCLING, INC.

[Signature Page to Third Amendment to Credit Agreement]

By: /s/ Mark Walsh
Name: Mark Walsh
Title: Chief Executive Officer

TVI, INC.

By: /s/ Mark Walsh
Name: Mark Walsh
Title: Chief Executive Officer

VALUE VILLAGE RECYCLING, ULC

By: /s/ Mark Walsh
Name: Mark Walsh
Title: Chief Executive Officer

VALUE VILLAGE STORES

By: Value Village Canada Inc., its managing partner

By: /s/ Mark Walsh
Name: Mark Walsh
Title: Chief Executive Officer

[Signature Page to Third Amendment to Credit Agreement]

KKR LOAN ADMINISTRATIVE SERVICES LLC, as Administrative Agent

By: /s/ John Knox
Name:    John Knox
Title:     CFO

[Signature Page to Third Amendment to Credit Agreement]

KKR CORPORATE LENDING LLC,
as Purchasing Lender

By: /s/ John Knox
Name:    John Knox
Title:     CFO

Aggregate principal amount of Term Loans of Third Amendment Non-Consenting Lenders purchased:
$ 78,227,775.43

[Signature Page to Second Amendment to Credit Agreement]

Exhibit A
CONSENT TO THIRD AMENDMENT
This Consent is provided in connection with the Third Amendment to Credit Agreement (the “Amendment”), which amends that certain Credit Agreement, dated as of April 26, 2021 (as amended by that certain First Amendment, dated as of November 8, 2021 and that certain Second Amendment, dated as of November 23, 2022, the “Existing Credit Agreement”), among EVERGREEN ACQCO 1 LP, a Delaware limited partnership, VALUE VILLAGE CANADA INC., a British Columbia corporation, S-EVERGREEN HOLDING CORP., a Delaware corporation, EVERGREEN ACQCO GP LLC, a Delaware limited liability company, KKR LOAN ADMINISTRATION SERVICES LLC, as Administrative Agent and Collateral Agent, and the Lenders from time to time party thereto. Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Existing Credit Agreement or the Amendment, as applicable.

Existing Term Lenders
Check the first or second box below:
Consent:
The undersigned Lender hereby irrevocably and unconditionally approves of and consents to the Amendment with respect to all Term Loans held by such Lender and agrees to become a party thereto.
Consent and Post-Close Settle:
The undersigned Lender hereby irrevocably and unconditionally approves of and consents to the Amendment with respect to all Term Loans held by such Lender, agrees to become a party to the Amendment and elects to have 100% of the outstanding principal amount of the Term Loans held by such Lender be purchased on the Third Amendment Effective Date by the Purchasing Term lender and agrees to purchase by assignment (and is hereby deemed to execute the Assignment and Assumption with respect to such assignment), from the Purchasing Term Lender, Term Loans in principal amount equal to the principal amount of such purchased Term Loan in accordance with the terms of the Existing Credit Agreement (or such lesser amount as notified and allocated to such Lender by KKR Capital Markets LLC).
____________________________________
as a Lender (Name of Institution)

By: __________________________________
Name:
Title:

[If a second signature is necessary:

By: __________________________________
Name:
Title: ]